 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2007

TXP CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-27795 (Commission File Number)	88-0443110 (I.R.S. Employer Identification Number)

1299 Commerce Drive, Richardson, TX 75081
(Address of principal executive offices) (zip code)

(214) 575-9300
(Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 5, 2007, TXP Corporation (the “Company”) issued a press release announcing the completion of a private placement with Cornell Capital Partners L.P. (“Cornell”). On March 30, 2007,  the "Company" consummated a Securities Purchase Agreement (the "Purchase Agreement") with Cornell Capital Partners L.P. ("Cornell") providing for the sale by the Company to Cornell of its 6% secured convertible notes in the aggregate principal amount of $5,000,000 (the "Notes"). Under the Purchase Agreement, the Company also issued to Cornell five-year warrants to purchase (i) 1,500,000 shares of common stock at a price equal to $0.60 per share; (ii) 1,000,000 shares of common stock at a price equal to $0.75 per share; (iii) 750,000 shares of common stock at a price equal to $0.85 per share; and (iv) 600,000 shares of common stock at a price equal to $1.00 per share (collectively, the "Warrants").

The Notes mature on the third anniversary of the date of issuance (the "Maturity Date") and bear interest at a rate equal to 6% per annum. Beginning 12 months after the date of issuance, the Company shall make monthly payments of interest, and beginning 18 months after the date of issuance, the Company shall make monthly payments of interest plus principal payments in the amount of $100,000; provided however, that Cornell has the option to deliver a written notice to the Company within 2 days prior to the scheduled payment date electing to have all or any portion of scheduled payment deferred to the Maturity Date. Any amount deferred to the Maturity Date shall continue to accrue interest through the Maturity Date.

In addition, the Notes are convertible at any time into shares of common stock of the Company at a conversion price per share equal to $0.41 (the “Conversion Price”); provided however, that in the event that the Company has not raised at least $1,000,000 in additional equity capital between the closing date and the date that is 120 days after the closing date, the Conversion Price shall automatically become $0.25 per share. The Company has the right to redeem a portion or all amounts outstanding under the Notes prior to the Maturity Date at a 20% redemption premium provided that the closing bid price of the common stock is less than the Conversion Price, the Registration Statement (as defined below) is effective, and no event of default has occurred or is continuing. The Company's obligations under the Purchase Agreement and the Notes are secured by substantially all of the Company's assets; provided however, such security interest is second in priority to certain liens granted by the Company in favor of First Bank of Canyon Creek.

In connection with the Purchase Agreement, the Company also entered into registration rights agreements (the “Registration Rights Agreements”) providing for the filing of a registration statement (the “Registration Statement”) with the Securities and Exchange Commission registering 100% of the shares of common stock issuable upon conversion of the Notes and exercise of the Warrants within 30 days of receipt of written demand of Cornell. The Company is obligated to use its best efforts to cause the Registration Statement to be declared effective no later than 90 days after filing and to insure that the registration statement remains in effect until all of the shares of common stock issuable upon conversion of the Notes and exercise of the Warrants have been sold. In the event of a default of its obligations under the Registration Rights Agreements, including its agreement to file the Registration Statement with the Securities and Exchange Commission no later than 30 days from receipt of a written demand from Cornell, or if the Registration Statement is not declared effective within 90 days of filing, it is required pay to Cornell, as liquidated damages ( “Liquidated Damages”), for each month that the registration statement has not been filed or declared effective, as the case may be, a cash amount equal to 2% of the liquidated value of the Notes. Notwithstanding the foregoing, the Company shall not be liable for Liquidated Damages with respect to any Warrants or Warrant Shares and the maximum aggregate Liquidated Damages payable to Cornell by the Company, if any, shall be 15% of the aggregate purchase price paid by Cornell pursuant to the Purchase Agreement.

The Company claims an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, Cornell is an accredited investors and/or qualified institutional buyers, Cornell had access to information about the Company and their investment, Cornell took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

Item 2.02. Results of Operations and Financial Condition.

In connection with the April 5, 2007 press release, the Company also announced its results for the three and twelve months ended December 31, 2006, a copy of which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03 Creation of a Direct Financial Obligation.

See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
10.1	Securities Purchase Agreement dated as of March 30, 2007 between the Company and Cornell Capital Partners, L.P.
10.2	Secured Convertible Note issued to Cornell Capital Partners, L.P. dated as of March 30, 2007.
10.3	$0.60 Warrant issued to Cornell Capital Partners, L.P. dated as of March 30, 2007.
10.4	$0.75 Warrant issued to Cornell Capital Partners, L.P. dated as of March 30, 2007.
10.5	$0.85 Warrant issued to Cornell Capital Partners, L.P. dated as of March 30, 2007.
10.6	$1.00 Warrant issued to Cornell Capital Partners, L.P. dated as of March 30, 2007.
10.7	Registration Rights Agreement dated as of March 30, 2007 between the Company and Cornell Capital Partners, L.P.
10.8	Security Agreement dated as of March 30, 2007 between the Company and Cornell Capital Partners, L.P.
99.1	Press Release of TXP Corporation dated April 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TXP CORPORATION

Dated: April 5, 2007	By:	/s/ Michael C. Shores
Name: Michael C. Shores
Title: Chief Executive Officer